UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1: Report to Shareholders

Overseas Stock Fund	April 30, 2009

The views and opinions in this report were current as of April 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets’ performance during the past six months was a study in contrasts: Equities first continued the steep decline that began in 2008 until early March, when they reversed and recovered strongly. Emerging markets, particularly Latin America and the Pacific Rim ex-Japan, were the strongest performers, while Europe and Japan lagged significantly. Economic data indicated that the global economy continued to contract. However, conditions in credit markets were materially better by the end of the period, and investors took comfort that massive central bank and government intervention would eventually halt the economic decline and revive credit markets.

The Overseas Stock Fund posted a modest loss for the six-month period ended April 30, 2009. The portfolio performed better than the MSCI EAFE (Europe, Australasia, and Far East) Index and the Lipper International Large-Cap Core Funds Average.

The fund’s losses were concentrated in the first half of the period, when most credit markets were still frozen and investors feared the global recession might turn into a deep depression. Indiscriminate selling by hedge funds and other institutional investors to meet redemption requests also added to the downward momentum. To meet these requests in the midst of intense market volatility, these institutional investors often liquidated stocks that were the easiest to sell, which in many cases were those of higher-quality businesses, rather than the stocks they may have wanted to sell. By the second week in March, fundamentals began to take over, and investors began to buy beaten-down, undervalued, quality stocks. Our approach of buying and holding attractively valued high-quality overseas stocks with long-term growth prospects, which wasn’t working in the period’s first half, began to pay off in the second half.

In our last letter, we noted that we had not appreciated the magnitude of the dislocation that affected all markets during the previous six months, but we also noted that when conditions returned to a more normal state, our investment process would benefit. This was indeed the case. Despite the continuing decline in the markets in November through February, we held on to stocks of companies that we believed had promising medium- to long-term business fundamentals but were crushed by economic concerns or forced selling, or otherwise appeared significantly undervalued. Where appropriate, we took advantage of the market distress to add new names to our portfolio. We also eliminated a number of stocks that turned out to have less-promising outlooks.

We continue to seek long-term appreciation by building a diversified portfolio of established, large-capitalization non-U.S. companies with favorable combinations of growth potential and valuation. We focus our efforts primarily in developed-market countries, while maintaining opportunistic exposure to emerging markets. We believe that our fundamental research can identify attractively valued companies with good prospects for appreciation. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also are influenced by our assessment of fundamental macroeconomic prospects.

MARKET REVIEW

When this reporting period began in November, it was difficult to imagine that things could get worse in the overseas equity markets, but they did. Stocks plummeted in November and early December. Despite massive and coordinated intervention by the world’s central banks, illiquidity continued to hamper credit markets and global economic conditions worsened. Although 2008 ended with a small rally, the downward plunge resumed in January and February.

After the first week in March, investor psychology reversed even though the economic news was uniformly downbeat. The Organization of Economic Cooperation and Development (OECD), which represents the world’s 30 largest developed countries, predicted that its members’ economies would contract by about 4.3% in 2009 and experience zero growth in 2010. In addition, the OECD said unemployment would grow to a point where one in 10 workers in the world’s advanced economies are likely to be jobless in 2010.

Even though the outlook had not improved, investors began to look beyond the immediate economic and financial news. In addition, institutional investors were no longer facing the same urgency of redemption requests that had precipitated successive waves of forced selling in late 2008 and early 2009. As a result, the fundamentals began to come into play, and many investors willing to take risks found the distressed valuations hard to resist. At the same time, some of the Federal Reserve’s efforts to restore financial stability began to gain traction. This contributed to improved market sentiment around the world.

Europe’s markets improved in March and April but not enough to offset the earlier losses. Except for Japan, whose economy and markets languished, the Pacific Rim generated solid results. Emerging markets, which had been badly battered in 2008, snapped back and registered strong gains for the period. The best-performing sectors were materials, business services and industrials, and information technology, while health care, utilities, and consumer staples were the weakest-performing groups.

PORTFOLIO REVIEW

Given the uncertain economic environment and the weakened condition of major financial companies, we adjusted our focus to accommodate the extreme conditions. Traditional earnings-based metrics are often inadequate for determining valuations, particularly for cyclical companies. This is especially the case in the current economic recession. Estimating top-line revenues with much precision next year or for our normal three-year investment horizon is problematic. In addition, many companies are undergoing extensive financial restructuring and cost-cutting that are yet to have any visible impact on their bottom lines. Metrics such as price to book, enterprise value to sales ratio, and discounted cash flow are much more useful in evaluating stocks in this environment. As always, we spent considerable effort evaluating the quality of business and the condition of the balance sheet of each of our holdings and possible additions to the portfolio.

In essence, what had not been working last year and early this year began to work for us during this period. In terms of geography, we were overweight in the Pacific ex-Japan region, which exhibited strong results, and underweight in Japan, which was a relatively weak performer. China was the portfolio’s best-performing country, and being underweight in the U.K. helped our results. We had strong stock selection in the consumer discretionary, materials, and utilities sectors. We had an underweight to financials, and we had very good stock selection. We overweighted technology, and the stocks we owned performed well. Our industrial holdings hurt us slightly at the margin.

A number of our financial holdings performed extremely well. Barclays (U.K.) and Standard Chartered (U.K.) were among the portfolio’s top contributors. Despite the uncertainty about the strength of the world’s largest commercial banks, Barclays’ stock rose when it became apparent that it did not require government rescue, and Standard Charter emerged in better shape than its competitors and would be a much stronger competitor in the future. DnB Nor (Norway) was a new purchase during this period and also a strong performer. Even though China’s economic growth has slowed, China Citic Bank’s loan growth and income was greater than expected. We believe the stock is bargain priced with solid prospects for appreciation. Allied Irish Banks (AIB) was among our worst performers. Ireland’s housing market collapse and currency headwinds from AIB’s U.K. offices were the primary reasons for its poor performance, but we believe this deep-value stock is underappreciated given the bank’s commercial and consumer operations in the U.S., Poland, and the U.K. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Another strong contributor from China was China Overseas Land & Investment, the country’s largest residential property developer. Even though there has been some softening in the country’s development market, China Overseas Land has used its nationwide brand name and solid reputation to gain share from smaller competitors. Even though Japan’s growth has significantly slowed in the past year, condominium developer Goldcrest owns some of Tokyo’s best development sites, and its attractive price was hard for other investors to resist. While European real estate has suffered significant losses, we found two companies that should prosper even during a prolonged recession. Unibail-Rodamco (France), a commercial property developer and owner, has a portfolio of prime retail holdings that should generate income regardless of the economic climate. Great Portland Estates (U.K.) had a very attractive valuation and holds retail and office properties in central London. The company actively buys where rents can be raised and sells off its properties where the potential to raise rents is low.

German automaker Bayerische Motoren Werke (BMW) was another consumer discretionary holding with strong stock performance. PPR (France), a retailer of luxury brands—such as Gucci, Yves St. Laurent, and Bottega Veneta—with operations in Europe and Africa, did well in the face of the overall decline in global consumer spending. Inditex (Spain) is a growing manager of retail clothing chains such as Zara. The company is set up to react quickly to changes in trends and successfully attracts fashion-oriented buyers as it continues to expand in more than 70 countries.

We initiated a position in mining giant Rio Tinto (Australia). Investors drove its stock price down after BHP Billiton (Australia) abandoned its takeover attempt last fall. Investors were also concerned about the substantial debt Rio Tinto assumed to acquire Alcan. We thought its price did not reflect the company’s asset base and longer-term prospects. After our purchase, Chinalco’s proposed $19 billion investment in Rio Tinto helped to resolve the balance sheet issue and substantially boosted the stock’s price. We eliminated Xstrata (Switzerland) due to corporate governance concerns after management purchased an asset from its parent Glencore at highly favored terms.

Most energy-related companies slumped this period, but offshore oil drilling service provider China Oilfield Services bucked the trend. Even though oil prices had fallen far from their peak last year, China Oilfield Services’ major customer CNOOC did not curtail its ambitious offshore exploration and production programs. On the other hand, Royal Dutch Shell (Netherlands)—one of our major oil holdings—fell along with oil prices. We continue to believe that once the global economy stabilizes, high energy prices will return and benefit companies like Shell. World crude oil supply remains constrained by declining production from existing wells and the lack of discoveries of major new reserves.

In consumer staples, Lion Nathan (Australia), the country’s second-largest brewer, was the major contributor this period. The company benefited from its largest shareholder Kirin Holdings’ (Japan) offer in late April to acquire the remaining shares it doesn’t own. Nestlé (Switzerland), a strong performer through most of the market decline, gave up ground, but we consider this well-managed company with global operations a long-term holding.

Among our technology companies, which had a strong period, computer maker Acer (Taiwan) has been grabbing market share in the low-priced netbook market and posting solid earnings growth. In utilities, Iberdrola Renovables (Spain), the growing renewable energy company, has kept up a rapid pace of installation without encumbering itself with burdensome debt.

We eliminated a number of holdings either because there were more attractive opportunities or important changes made them less attractive—such as Belgian commercial banking company KBC’s extensive exposure to Eastern Europe and Spanish construction and utility company Acciona’s assumption of debt for the acquisition of Spanish utility Endesa’s operations.

INVESTMENT OUTLOOK

We are still in the middle of what is turning out to be the deepest global downturn and most severe global credit market crisis since the Great Depression. At present, the outlook is not clear because there are so many moving parts. Central banks and governments are taking action. There are signs that some of these efforts are stabilizing the financial system and economies, but these signs have yet to give us any assurance of a quick return to economic growth.

We expect the massive expansion of the money supply and huge government stimulus programs to eventually gain traction. The U.S. has undertaken a massive stimulus program to provide benefits and public works jobs for the unemployed. Europe, criticized by some for not doing enough to jump-start its flagging economy, isn’t given sufficient credit for its broad and deep social safety net that is helping to support its unemployed and sustain its economy. China has undertaken strong fiscal stimulus, as has Japan despite its weak fiscal position.

On the corporate level, companies are cutting costs and repairing their balance sheets, and the impact of this restructuring will be felt later this year and next. During the past six months, global factories curtailed production, and we have seen a massive inventory correction. Even though consumers have cut back their spending, inventories will need to be restocked and production will have to increase.

Liquidity is returning to the financial markets. When they were frozen, financial institutions suffered, but as fixed-income trading returns to normal and equity markets recover, the outlook for banks, insurance companies, and investment companies will improve. Since they provide the capital—the lifeblood of the global economic system—their improving health should stimulate more activity by businesses and individuals.

We don’t know how long it will be before the global economic and financial crises have run their course. Our goal as fundamental value investors is to identify attractively valued companies with solid growth prospects, sound balance sheets, and sufficient cash flow to generate dividends to shareholders through a range of economic and market conditions.

At present, we are following three themes to capture the current value in the market. We are looking for higher-quality companies that are inexpensive relative to their prospects; we are buying high-quality defensive holdings—telecommunication services, consumer staples, and pharmaceuticals—when they are depressed; and we are carefully examining companies that are inexpensive but have the capacity to generate strong earnings once conditions normalize.

We know from past experience that stock markets often move ahead of economies. Attractively valued companies with growth potential, the fund’s focus, usually have outperformed growth stocks in periods of extreme ranges of valuation and falling interest rates such as we have witnessed. Once the credit crisis runs its course, we expect this style of investing to perform better. Our determination and efforts to effectively employ the investment process and resources that served the fund well before the recent crisis remain intact, although tempered by hard experience. We are confident that our disciplined approach will benefit shareholders over the long term.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

May 19, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings (P/E) ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 6.9%		
Common Stocks 6.9%		
Australia & New Zealand Banking	882,235	10,156
Beach Petroleum	6,305,843	3,515
BHP Billiton	558,152	13,437
Boral	927,193	2,745
CSL	509,390	12,735
Goodman Fielder	3,474,713	2,897
Harvey Norman Holdings	1,833,722	3,962
Lion Nathan	1,431,338	12,213
Macquarie Group	242,819	5,877
Mirvac Group	1,859,054	1,405
Pacific Brands	2,629,758	1,335
QBE Insurance	700,394	11,047
Rio Tinto	191,625	8,960
Suncorp-Metway	708,542	3,026
Telstra	2,602,484	6,297
Total Australia (Cost $143,536)		99,607
BELGIUM 0.4%		
Common Stocks 0.4%		
Umicore	274,123	5,372
Total Belgium (Cost $9,224)		5,372
CANADA 0.7%		
Common Stocks 0.7%		
Sun Life Financial	398,500	9,317
Total Canada (Cost $6,977)		9,317

CHILE 0.4%		
Common Stocks 0.4%		
Compania Cervecerias Unidas, ADR (USD)	168,318	4,981
Total Chile (Cost $5,684)		4,981
CHINA 2.7%		
Common Stocks 2.7%		
China Citic Bank (HKD)	25,601,000	11,643
China Oilfield Services, H Shares (HKD)	12,282,000	9,983
China Overseas Land & Investment (HKD)	4,590,080	7,975
China Railway Construction (HKD)(1)	7,085,000	9,852
Total China (Cost $38,234)		39,453
FINLAND 1.1%		
Common Stocks 1.1%		
Cargotec	193,882	2,510
Nokia	494,495	7,048
Sanoma Oyj	496,542	6,533
Total Finland (Cost $31,875)		16,091
FRANCE 12.3%		
Common Stocks 12.3%		
Alcatel-Lucent (1)	1,714,908	4,341
AXA (1)	601,662	10,026
BNP Paribas	296,857	15,630
Bouygues	272,594	11,674
Bureau Veritas	139,910	5,700
CNP Assurances	150,464	11,882
EDF Energies Nouvelles	118,176	4,213
France Telecom	463,667	10,289
Gdf Suez	290,174	10,437

HONG KONG 2.2%

Common Stocks 2.2%

Esprit Holdings	1,244,800	7,630
Hong Kong & China Gas	4,423,400	8,235
Hutchison Telecommunications	19,638,000	3,654
Hutchison Telecommunications, Hong Kong Holdings(1)	19,638,000	2,787
Hutchison Whampoa	1,106,000	6,465
Television Broadcasts	866,000	3,063
Total Hong Kong (Cost $52,251)		31,834

IRELAND 1.0%

Common Stocks 1.0%

Allied Irish Banks	2,722,098	3,335
DCC	540,394	9,771
Elan, ADR (USD)(1)	320,100	1,892
Total Ireland (Cost $40,442)		14,998

ITALY 2.3%

Common Stocks 2.3%

Finmeccanica S.p.A.	636,788	8,977
Intesa Sanpaolo	2,825,203	8,949
Prysmian	480,675	5,841
Saipem	398,959	8,579
Total Italy (Cost $54,862)		32,346

JAPAN 19.2%

Common Stocks 19.2%

Air Water	399,000	3,265
Aisin Seiki	221,300	4,531
Aoyama Trading	139,000	1,992
Asahi Kasei	874,000	3,520

Astellas Pharma	236,000	7,699
Benesse	232,800	8,884
Canon	125,700	3,791
Central Japan Railway	1,009	5,968
Chugai Pharmaceutical	294,800	5,465
Fanuc	51,800	3,729
Goldcrest Company	153,450	3,498
Hamamatsu Photonics	285,900	5,710
Hitachi Chemical	359,900	4,821
Honda	249,200	7,245
Hosiden	422,400	5,146
House Foods Corporation	233,900	3,169
Jupiter Telecommunications	15,456	10,867
KDDI	2,396	10,767
Kirin Holdings	660,000	7,262
Kobayashi Pharmaceutical	143,200	4,648
Kobe Steel	2,848,000	4,660
Koito Manufacturing	523,000	4,751
Lawson	196,900	7,635
Makita	138,200	3,167
Mitsubishi	794,300	12,209
Mitsubishi Electric	1,748,000	9,271
Mitsui	735,000	7,699
Mitsui Fudosan	521,000	6,547
Modec	191,400	2,740
Nikon	337,000	4,454
Nintendo	40,800	10,916
Nippon Electric Glass	1,087,000	8,741
Nippon Yusen Kabushiki Kaish	975,000	3,988
NS Solutions	198,000	2,291
Rohto Pharmaceutical	416,000	3,738
Sony Financial Holdings	2,363	7,376
Sumco	500,200	7,246
Sumitomo Mitsui Financial	152,100	5,264

Sumitomo Trust and Banking Company	1,664,000	6,934
Terumo	127,700	4,830
The Bank of Yokohama	1,429,000	6,046
Toho Holdings	130,800	1,261
Tokio Marine	222,300	5,875
Toshiba Machine	603,000	1,778
Tosoh	1,183,000	2,699
Toyota Motor	457,800	17,921
Wacom	3,014	3,762
Total Japan (Cost $379,728)		275,776

MEXICO 0.9%

Common Stocks 0.9%

America Movil, ADR (USD)	345,200	11,340
CEMEX, Equity Units	2,169,100	1,602
Total Mexico (Cost $19,980)		12,942

NETHERLANDS 1.5%

Common Stocks 1.5%

ASML	336,156	6,832
Fugro, GDS	99,006	3,538
ING Groep, GDS	358,637	3,300
Philips Electronics	413,640	7,458
Total Netherlands (Cost $34,207)		21,128

NORWAY 3.4%

Common Stocks 3.4%

DNB Holdings	1,116,200	6,960
Orkla	750,900	5,436
StatoilHydro	963,900	18,052
Subsea 7 (1)	691,500	5,159

Tandberg ASA	487,100	6,902
Telenor ASA	928,000	5,793
Total Norway (Cost $76,621)		48,302
SINGAPORE 1.8%		
Common Stocks 1.8%		
DBS Group	1,058,500	6,749
Jardine Cycle & Carriage	397,000	3,810
SembCorp Industries	5,000,000	9,138
Starhub	3,338,410	4,111
Venture	496,000	1,986
Total Singapore (Cost $38,063)		25,794
SOUTH KOREA 0.8%		
Common Stocks 0.8%		
LG Display	244,110	5,976
Samsung Electronics	13,350	6,161
Total South Korea (Cost $17,337)		12,137
SPAIN 3.5%		
Common Stocks 3.5%		
Banco Santander	1,477,625	13,949
Iberdrola Renovables (1)	2,845,783	11,597
Inditex	173,499	7,404
Telefonica SA	931,230	17,682
Total Spain (Cost $67,832)		50,632
SWEDEN 2.3%		
Common Stocks 2.3%		
Autoliv, GDR	135,955	3,231

Elekta, B Shares	759,526	8,779
Nordea Bank	1,416,163	10,531
SSAB Svenskt Stal, Series A	798,473	7,598
Swedbank (1)	497,667	2,815
Total Sweden (Cost $59,476)		32,954

SWITZERLAND 6.1%

Common Stocks 6.1%		
ABB	454,621	6,424
Julius Baer	254,447	8,345
Nestle	1,169,673	38,041
Roche Holding - Genusscheine	210,209	26,562
Syngenta	39,338	8,393
Total Switzerland (Cost $113,722)		87,765

TAIWAN 0.6%

Common Stocks 0.6%		
Acer	4,616,516	8,845
Total Taiwan (Cost $8,349)		8,845

UNITED KINGDOM 19.0%

Common Stocks 19.0%		
Aegis Group	2,010,369	2,702
Arriva	931,479	6,341
Aviva	712,011	3,249
Barclays, ADR (USD)	796,200	12,747
BG Group	456,610	7,342
BHP Billiton	321,463	6,753
BP, ADR (USD)	486,712	20,666
Brown Group	1,438,815	4,981
Carillion	1,671,277	6,530

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/09	Year Ended 10/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 23,273	$ 33,906
Net realized loss	(168,523)	(116,385)
Change in net unrealized gain (loss)	153,680	(858,725)
Increase (decrease) in net assets from operations	8,430	(941,204)
Distributions to shareholders		
Net investment income	(41,487)	(15,098)
Net realized gain	–	(1,258)
Decrease in net assets from distributions	(41,487)	(16,356)
Capital share transactions*		
Shares sold	258,848	861,170
Distributions reinvested	40,133	16,169
Shares redeemed	(40,096)	(118,632)
Redemption fees received	16	28
Increase in net assets from capital share transactions	258,901	758,735
Net Assets		
Increase (decrease) during period	225,844	(198,825)
Beginning of period	1,211,136	1,409,961
End of period	**$ 1,436,980**	**$ 1,211,136**
Undistributed net investment income	10,404	28,618
*Share information		
Shares sold	48,866	97,724
Distributions reinvested	6,943	1,534
Shares redeemed	(7,778)	(13,819)
Increase in shares outstanding	48,031	85,439

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Overseas Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2006. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on April 30, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended April 30, 2009:

NOTE 3 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $322,960,000 and $98,709,000, respectively, for the six months ended April 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2009.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2008, the fund had $123,968,000 of unused capital loss carryforwards, of which $9,477,000 expire in fiscal 2015 and $114,491,000 expire in fiscal 2016.

At April 30, 2009, the cost of investments for federal income tax purposes was $2,022,928,000. Net unrealized loss aggregated $593,680,000 at period-end, of which $25,899,000 related to appreciated investments and $619,579,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2009, the fund had no deferred tax liability attributable to foreign securities and $178,000 of foreign capital loss carryforwards that expire in 2016.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2009, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through February 28, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. For the six months ended April 30, 2009, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2009, expenses incurred pursuant to these service agreements were $88,000 for Price Associates, $69,000 for T. Rowe Price Services, Inc., and $108,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2009, the fund was charged $101,000 for shareholder servicing costs related to the college savings plans, of which $86,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2009, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2009, the fund was allocated $1,493,000 of Retirement Funds’ expenses, of which $1,096,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2009, approximately 88% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s total returns over the one-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
 The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee and expense ratio were above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer
Date	June 16, 2009